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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                               ------------------------

                                      FORM 8-K/A

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

           Date of Report (date of earliest event reported): July 31, 1997


                                  AVANT! CORPORATION
                (Exact name of registrant as specified in its charter)


        Delaware                       0-25864                  94-3133226
        --------                       -------                  ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)


                  46871 Bayside Parkway, Fremont, California  94538
             (Address of principal executive offices, including zip code)

         Registrant's telephone number, including area code:  (510) 413-8000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       On its Current Report on Form 8-K dated September 26, 1997, Avant! Corporation, a Delaware corporation ("Avant!") announced its acquisition of Compass Design Automation, Inc. ("Compass"). Avant! is filing this Current Report on Form 8-K/A solely for the purpose of filing audited financial statements and unaudited pro forma condensed financial statements relating to the Compass acquisition.

       EXHIBIT         DESCRIPTION
       -------         -----------

        27.1           Financial Data Schedule - December 27, 1996

        27.2           Financial Data Schedule - June 27, 1997

        99.1           Financial Statements of Business Acquired

        99.2           Pro Forma Financial Information

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                                 SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Avant! Corporation


Date:  November 25, 1997               /s/  John P. Huyett
                                       -----------------------------------------
                                       John P. Huyett
                                       Vice President of Finance, Treasurer and
                                       Principal Accounting Officer